UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported): May 9, 2003 (May 9, 2003)

                        RETURN ON INVESTMENT CORPORATION
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               (Exact name of registrant as specified in charter)

     DELAWARE                   033-36198               22-3038309
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     (State or other            (Commission             (IRS Employer
     jurisdiction of            File Number)            Identification No.)
     incorporation)


1825 BARRETT LAKES BLVD, SUITE 260, KENNESAW, GEORGIA                   30144
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     (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (770) 517-4750


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          (Former name or former address, if changed since last report)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

               EXHIBIT NO.    DESCRIPTION
               -----------    -----------

                  99.1        Press Release, dated May 9, 2003.

ITEM 9.   REGULATION FD DISCLOSURE.

          The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

          On May 9, 2003, Return on Investment Corporation (the "Company") issued a press release regarding its financial results for the quarter ended March 31, 2003. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

          The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Return On Investment Corporation

                                        /s/ Arol Wolford
                                        -------------------------------------
                                        Arol Wolford
                                        President and Chief Executive Officer
Dated: May 9, 2003

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

   99.1        Press Release, dated May 9, 2003.

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